Exhibit 32.1
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                                  CERTIFICATION
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I, Richard J. Pinola, Chairman and Chief Executive Officer of Right Management Consultants, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that this Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                  BY:/S/ RICHARD J. PINOLA                    November 13, 2003
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                  Richard J. Pinola                               Date
                  Chairman and Chief Executive Officer